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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   April 22, 1997
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                            CHAPARRAL STEEL COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      1-9944                  75-1424624
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(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)         Identification Number)



 300 Ward Road, Midlothian, Texas                               76065
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:          (972) 299-5212
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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         A meeting of the Board of Directors of Registrant was held on April 22, 1997. During the meeting of the Board of Directors of Registrant, the Board approved the construction of a new structural steel mill to be located in the Eastern United States. Upon conclusion of the meeting of the Board of Directors, Registrant included such approval in a press release issued and dated April 22, 1997. A copy of such press release is attached hereto and incorporated herein by reference.


ITEM 7.  EXHIBITS.


          Exhibit 5.1 "Chaparral Steel Company Announces Plans For New Plant" Press Release (Midlothian, Texas - April 22, 1997)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHAPARRAL STEEL COMPANY



Date: May 5, 1997                       By: /s/ ROBERT C. MOORE
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                                            Robert C. Moore
                                            Vice President & Secretary




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                              INDEX TO EXHIBITS
          EXHIBIT
          NUMBER               DESCRIPTION
          -------              -----------
           5.1 "Chaparral Steel Company Announces Plans For New Plant" Press Release (Midlothian, Texas - April 22, 1997)